UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 27, 2009
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

One BriarLake Plaza, Suite 2000	77042
2000 West Sam Houston Parkway South	(Zip Code)
Houston, Texas
(Address of principal executive offices)
Registrant’s telephone number, including area code: (713) 954-5500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition, and Item 7.01 Regulation FD Disclosure.
On February 27, 2009, Mariner Energy, Inc. issued a press release that announced results for the year and fourth quarter ended December 31, 2008 and estimated proved reserves as of that date, provided an operational update, and gave information about a conference call to discuss these matters. The call is scheduled for February 27, 2009 at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

No.	Description

99.1	Press Release dated February 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: February 27, 2009	By:	/s/ John H. Karnes
John H. Karnes,
Senior Vice President and Chief Financial Officer

Exhibit Index

No.	Description

99.1	Press Release dated February 27, 2009

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